SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	October 18, 2007
(Date of earliest event reported)	October 16, 2007

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)
Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103-4298

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The following management changes were announced on October 16, 2007.

David Kyle has resigned as chairman and as a member of the board of directors of ONEOK Partners GP, L.L.C., our sole general partner, effective October 16, 2007. Mr. Kyle will remain chairman of ONEOK, Inc.

John W. Gibson was elected chairman of the ONEOK Partners GP, L.L.C. board of directors effective October 16, 2007. Mr. Gibson also serves as president and chief executive officer of ONEOK Partners GP, L.L.C. and as chief executive officer and a member of the board of directors of ONEOK, Inc., positions he has held since January 1, 2007. Mr. Gibson served as president and chief operating officer of ONEOK Partners, L.P. from April to May 2006 and served as president and chief operating officer of ONEOK Partners GP, L.L.C. from May 2006 to December 2006. He has also served as a member of the ONEOK Partners GP, L.L.C. board of directors since May 2006. Prior to the creation of the ONEOK Partners GP, L.L.C. board of directors, Mr. Gibson served as a member of our former Partnership Policy Committee, to which he was appointed in April 2006. Mr. Gibson served ONEOK, Inc. as president, ONEOK Energy Companies from 2005 to April 2006 and as president, Energy from 2000 to 2005.

Curtis L. Dinan, senior vice president-chief financial officer and treasurer of ONEOK Partners GP, L.L.C., was elected to the ONEOK Partners GP, L.L.C. board of directors effective October 16, 2007. Mr. Dinan also serves as senior vice president chief financial officer and treasurer of ONEOK, Inc. a position he has held since January 1, 2007. He has served as senior vice president chief financial officer and treasurer of ONEOK Partners GP, L.L.C., since January 2007. Mr. Dinan served as senior vice president and chief accounting officer of ONEOK, Inc. from August 2004 to December 2006 and served as vice president and chief accounting officer of ONEOK, Inc., from February 2004 to August 2004. Prior to joining ONEOK, Inc. in February 2004, Mr. Dinan served as an assurance and business advisory partner at Grant Thornton, LLP from 2002 to 2004. He served as an assurance and business advisory partner at Arthur Andersen, LLP from 2001 to 2002.

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We do not have employment agreements with either Mr. Gibson or Mr. Dinan. For information regarding the Termination Agreements between Mssrs. Gibson and Dinan and ONEOK, Inc., reference is made to our Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 21, 2006 and December 22, 2006, respectively.

ONEOK, Inc. owns 100 percent of ONEOK Partners GP, L.L.C., the general partner of ONEOK Partners L.P., and owns a total of 45.7 percent of ONEOK Partners, L.P.

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Item 9.01	Financial Statements and Exhibits
Exhibits

99.1 Press release issued by ONEOK Partners, L.P. dated October 16, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	October 18, 2007	By:	/s/ Curtis L. Dinan
Curtis L. Dinan
Senior Vice President - Chief Financial Officer and Treasurer

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